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Schroder International Fund
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Two Portland Square, Portland, Maine 04101

General Information    (207) 822-6500
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States.

INVESTMENT ADVISER

Schroder Capital Management International Inc. is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide. As of June 30, 1998, the Schroder Group had over $195 billion in assets under management. As of September 30, 1998, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $24 billion under management.

                                                               December 22, 1998

Dear Shareholder:

     We are pleased to present the annual report for the Schroder International Fund for the fiscal year ended October 31, 1998. This past fiscal year saw markedly divergent performance among the world's markets, as well as considerable volatility of performance within certain individual markets. A common theme was investors' rising level of risk aversion in response to economic and financial shocks, including Russian debt default, hedge fund and banking losses and increased devaluation risk in some emerging markets. In general, in the first half of the fiscal year, economic problems appeared largely contained within Asia and parts of the broader emerging markets universe. In the last fiscal quarter, European and American markets--which previously had behaved as if insulated from the difficulties--experienced some volatility.

     Looking forward, we expect global growth to be slower in 1999 than it was in 1998, as the contagion from emerging markets continues to weigh on demand in developed markets. We believe that this will trim, but not eradicate, growth in continental Europe. Growth is likely to be more adversely affected in the U.S. and the U.K. which are at more mature stages of their economic cycles, while Latin America could be one of the regions where growth is likely to slow most sharply next year. Within Asia, which experienced a very sharp contraction in 1998, we believe that activity may be stabilizing, but further structural reforms, especially within the banking sector, are needed to sustain a significant recovery. Deflation is likely to appear a bigger risk than inflation in several major economies, notably Japan. While it appears unlikely that the world as a whole is facing a deflationary spiral, the absence of inflationary pressure is likely to support bond markets and lead to interest rate cuts in many markets. Correspondingly, however, we believe that the widespread inability of companies to raise prices in many markets including the U.S. will hurt corporate profits growth.

     On a more positive note, monetary authorities like the Federal Reserve and its global counterparts appear to be stepping in to forestall future problems by being quick to lower interest rates and issuing public statements that acknowledge the need to address international pressure points before they become major problems. A growing number of companies, including many in Asia, are increasing their emphasis on shareholder value. This should help to ease investors' anxieties and to trim the risk premiums that have risen in many markets, although we believe that

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it is unlikely to return them to levels earlier in the fiscal year. We expect further uncertainty and volatility in the year ahead. Nevertheless, we believe that compelling values exist in many emerging and Asian equity markets after this year's correction, and many high quality stocks have been sold indiscriminately. Similarly, although valuations in European and U.S. markets are not as universally undervalued, there are very attractive opportunities in areas with strong fundamental prospects that have received less attention in this year's flight to liquidity. Schroders' investment approach stresses the rewards of identifying high quality franchises with sustainable growth prospects at attractive valuations. The present environment presents great scope for our extensive global research network to identify such opportunities for the long-term benefit of our investors.

     Thank you for your interest in the Schroder International Fund.

                                       Sincerely,

                                       /s/ M.J. Smith
                                       --------------
                                       Mark J. Smith
                                       Chairman

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MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

     For the fiscal year ending October 31, 1998, Schroder International Fund Investor Shares gained 3.82% and Advisor Shares gained 3.53%, while the Fund's benchmark, the MSCI EAFE Index, rose 9.64%.

     Country allocation contributed positively to the Fund's performance throughout the year, specifically our underweighting Asian markets, including Malaysia, Hong Kong and Japan. Our minimal weighting in emerging markets also benefited the Fund in relation to the competition. Currency management added value in the first half of the year, but eroded during the sudden yen surge against the U.S. dollar in October. Stock selection in Japan was a consistent source of added value as, in the midst of a difficult economic environment, we avoided banks and emphasized quality companies with good earnings visibility.

     Our main weakness over the period was stock selection in Continental Europe, partly due to our underweighting of cyclical companies and an allocation to small capitalization stocks. In the U.K. the strength of the pound hurt our industrial holdings.

MARKET BACKGROUND

     While Europe was in a bull market, a bear market was operating in the Pacific, as currency and interest rate volatility pushed the Asian economies into serious recession. The intervention of the Hong Kong government in their own stock market in August was a watershed event, as was Malaysia's imposition of capital controls in September. Japanese equities fell by 14% over the fiscal year, as banking problems festered and a severe economic downturn hurt corporate profitability.

     Emerging markets in general plunged by 33% over the fiscal year, as the Asian turmoil spread to Latin America and Eastern Europe, highlighted by the spectacular collapse of the Russian equity market in August. These shock waves started to hit the developed western markets hard in the third quarter. However, the period closed positively as dramatic rate cuts by the U.S. Federal Reserve in October stopped a developing credit contraction and led to a spike upwards in equities globally.

INVESTMENT POLICY

     Given that emerging market equities are vulnerable to capital outflows that result from investors' diminished appetite for risk, we were underweight in these markets--our only exposure was Korea whose economy we believe has bottomed--and were overweight in the developed markets. Specifically, we were overweight in the U.K. because its central bank has the largest scope for interest rate reductions among the developed economies. We were also overweight in Continental Europe as, after being hard hit this summer, it offers more reasonable value. In the remainder of Asia, we avoided Hong Kong's government intervention, Malaysia's capital controls, and Australia's economy, which was affected by the Asian recession, and focused modestly on Singapore.

OUTLOOK

     We will continue to emphasize quality companies with good earnings visibility. Going forward, we favor telecommunications, food retailing, oils and capital goods stocks, with a preference for large cap stocks due to their higher liquidity and perceived security. We anticipate remaining underweight in financials, in Japan and Asia, and, increasingly in western markets, as economic vulnerability is transmitted through the global banking system.

     The U.S. rate cuts in the autumn were well timed to stabilize financial markets, prevent credit contraction and avoid systematic risk. However, even though the major governments and the IMF are focused on stopping the Asian and Russian contagion from forcing a devaluation in Brazil and creating instability in Latin America, the contagion from the smaller economies has begun to affect the major developed economies.

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     We believe that growth will lag in the west in 1999 despite rate cuts, as capital spending and exports to the east slow. We also believe that certain Asian economies have still not hit bottom, and a recovery will be sluggish due to a substantial debt overhang. The inability of companies to raise their prices and the drop in demand generally are squeezing corporate profits harshly. On a positive note, we anticipate that new governments in Europe will be keen to keep economic activity buoyant.

     The views expressed in this report were those of the Fund's portfolio managers as of October 31, 1998, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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     INVESTMENT ADVISER'S REPORT - COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT
The following information compares a change in value of a $10,000 investment in Investor Shares of the Fund with the performance of the Morgan Stanley Capital International Europe, Australia, Asia, Far East Index (the "MSCI EAFE") over
10 years beginning October 31, 1988. The MSCI EAFE is a market weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of unrecoverable withholding tax. The Fund's return reflects deduction of applicable fees and expenses; the MSCI EAFE return does not reflect deduction of any fees and expenses. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Advisor Shares have higher expenses and, therefore, have lower performance than Investor Shares. Past performance cannot predict or guarantee future results.

                Schroder International Fund v s MSCI EAFE Index

    Investment Value on 10/31/98
    ----------------------------
    Schroder International Fund--Investor Shares    $22,432
    Schroder International Fund--Advisor Shares     $22,404
    MSCI EAFE Index                                 $16,684

    Average Annual Total Return on 10/31/98          1 Year   5 Years  10 Years
    ---------------------------------------          ------   -------  --------
    Schroder International Fund--Investor Shares      3.82%    7.48%     8.41%
    Schroder International Fund--Advisor Shares(a)    3.53%    7.45%     8.40%

                               [GRAPH OMITTED]

(a) Performance of Advisor Shares includes information for the Fund's Investor Shares for periods prior to the commencement of operations for Advisor Shares (January 21, 1998). Such performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

The Schroder International Fund's Investor Shares average annual total return for the 1, 5, and 10 year periods ended December 31, 1998, was 13.52%, 7.49%, and 8.55%, respectively. The Schroder International Fund's Advisor Shares average annual total return for the 1, 5, and 10 year periods ended
December 31, 1998, was 13.48%, 7.51%, and 8.56%, respectively.

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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1998 (UNAUDITED)

                    COUNTRY WEIGHTINGS

COUNTRY                                    % OF NET ASSETS
----------------------------------------------------------
United Kingdom                                   17.7%
Japan                                            14.5%
France                                           12.6%
Switzerland                                       8.1%
Netherlands                                       6.9%
Germany                                           4.7%
Italy                                             4.0%
Spain                                             3.2%
Belgium                                           2.3%
Denmark                                           1.5%
Korea                                             1.0%
Sweden                                            1.0%
Singapore                                         1.0%
Portugal                                          0.4%
Cash and Other Net Assets                        21.1%
                                               -------
Total                                           100.0%
                                               -------
                                               -------

                  INVESTMENT BY INDUSTRY

INDUSTRY                                   % OF NET ASSETS
----------------------------------------------------------
Services                                         22.6%
Capital Equipment                                10.5%
Energy                                            9.1%
Consumer Non-Durables                             8.9%
Finance                                           8.1%
Multi-Industry                                    8.0%
Consumer Durables                                 7.2%
Materials                                         4.5%
Cash and Other Net Assets                        21.1%
                                               -------
Total                                           100.0%
                                               -------
                                               -------

                     TOP TEN HOLDINGS

SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
Novartis (Sz)                                    4.2%
Endesa SA (Sp)                                   2.7%
Suez Lyonnaise des Eaux (Fr)                     2.3%
Vivendi (Fr)                                     2.2%
Mannesmann AG (Ger)                              2.2%
Heineken NV (Neth)                               2.1%
Banca di Roma (It)                               2.0%
Groupe Danone (Fr)                               1.7%
Roche Holding AG (Sz)                            1.6%
Cable & Wireless plc (U.K.)                      1.6%
                                                -----
Total                                           22.6%
                                                -----
                                                -----

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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
         Investments (Notes 1 and 2):
            Investment in International Equity Fund (the "Portfolio")        $129,897,537
            Receivable for Fund shares sold                                       200,718
                                                                             ------------

                              Total Assets                                    130,098,255
                                                                             ------------

LIABILITIES:
         Payable for Fund shares redeemed                                          79,223
         Payable to administrator (Note 3)                                         13,527
         Payable to subadministrator (Note 3)                                       5,275
         Accrued expenses and other liabilities                                    45,456
                                                                             ------------

                              Total Liabilities                                   143,481
                                                                             ------------

                              Net Assets                                     $129,954,774
                                                                             ------------
                                                                             ------------

COMPONENTS OF NET ASSETS:
         Paid-in capital                                                     $ 95,145,090
         Undistributed net investment income                                    2,713,544
         Accumulated net realized gain on investments and foreign currency
           transactions                                                        20,609,317
         Net unrealized appreciation on investments and foreign currency
           transactions                                                        11,486,823
                                                                             ------------

                              Net Assets                                     $129,954,774
                                                                             ------------
                                                                             ------------

NET ASSETS BY CLASS:
         Investor Class                                                      $129,954,682
         Advisor Class                                                                 92(a)
                                                                             ------------

                              Net Assets                                     $129,954,774
                                                                             ------------
                                                                             ------------

SHARES OF BENEFICIAL INTEREST:
         Investor Class                                                         7,598,050
         Advisor Class                                                                  5(a)

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE:
         Investor Class                                                      $      17.10
         Advisor Class                                                       $      17.01

------------------

(a) Actual net assets and shares of Advisor Class at October 31, 1998, were $92.33 and 5.429, respectively.

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

                                                                                          For the Year
                                                                                             Ended
                                                                                        October 31, 1998
                                                                                        ----------------
NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
         Dividend income (net of foreign withholding taxes of $397,146)                   $  2,471,624
         Interest income                                                                     1,108,281
         Net expenses                                                                       (1,260,654)
                                                                                          ------------
                              Net Investment Income Allocated from the Portfolio             2,319,251
                                                                                          ------------
EXPENSES:
         Administration (Note 3)                                                               252,203
         Subadministration (Note 3)                                                             84,067
         Transfer agency (Note 3)
            Investor Shares                                                                     51,122
            Advisor Shares                                                                      13,191
         Shareholder Services--Advisor Shares (Note 3)                                               2
         Accounting (Note 3)                                                                    12,000
         Legal                                                                                  16,716
         Audit                                                                                  19,043
         Registration                                                                           32,277
         Printing                                                                               26,819
         Trustees                                                                                9,079
         Miscellaneous                                                                          16,542
                                                                                          ------------
                              Total Expenses                                                   533,061
         Fees waived and expenses reimbursed (Note 4)                                         (129,339)
                                                                                          ------------
                              Net Expenses                                                     403,722
                                                                                          ------------
NET INVESTMENT INCOME                                                                        1,915,529
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  ALLOCATED FROM THE PORTFOLIO:
         Net realized gain on investments                                                   22,849,809
         Net realized gain on foreign currency transactions                                    880,813
                                                                                          ------------
                              Net realized gain on investments and foreign currency
                                 transactions                                               23,730,622
                                                                                          ------------
         Net change in unrealized appreciation (depreciation) on investments               (15,848,129)
         Net change in unrealized appreciation (depreciation) on foreign currency
           transactions                                                                        (74,227)
                                                                                          ------------
                              Net change in unrealized appreciation (depreciation) on
                                 investments and foreign currency transactions             (15,922,356)
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  ALLOCATED FROM THE PORTFOLIO                                                               7,808,266
                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  9,723,795
                                                                                          ------------
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    For the Year Ended October 31,
                                                                                    ------------------------------
                                                                                         1998            1997
                                                                                    ------------------------------
   NET ASSETS, BEGINNING OF PERIOD                                                   $191,219,133    $202,735,202
                                                                                     ------------    ------------
   OPERATIONS:
            Net investment income                                                       1,915,529       1,318,131
            Net realized gain on investments and foreign currency transactions         23,730,622      17,315,084
            Net change in unrealized appreciation (depreciation) on investments
              and foreign currency transactions                                       (15,922,356)     (3,581,079)
                                                                                     ------------    ------------
            Net increase in net assets resulting from operations                        9,723,795      15,052,136
                                                                                     ------------    ------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
            Net investment income--Investor Class                                      (3,140,556)     (4,570,768)
            Net realized gain on investments--Investor Class                          (15,603,343)    (26,130,027)
                                                                                     ------------    ------------
            Total distributions to shareholders                                       (18,743,899)    (30,700,795)
                                                                                     ------------    ------------
   CAPITAL SHARE TRANSACTIONS:
            Sale of shares--Investor Class                                             61,200,571      67,836,994
            Sale of shares--Advisor Class                                                   3,600              --
            Reinvestment of distributions--Investor Class                              12,794,795      17,731,934
            Redemption of shares--Investor Class                                     (126,239,223)    (81,436,338)
            Redemption of shares--Advisor Class                                            (3,998)             --
                                                                                     ------------    ------------
            Net increase (decrease) from capital share transactions                   (52,244,255)      4,132,590
                                                                                     ------------    ------------
            Net increase (decrease) in net assets                                     (61,264,359)    (11,516,069)
                                                                                     ------------    ------------
   NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                      $129,954,774    $191,219,133
                                                                                     ------------    ------------
                                                                                     ------------    ------------
   (A) Undistributed net investment income                                           $  2,713,544    $  2,915,643
                                                                                     ------------    ------------
                                                                                     ------------    ------------
   SHARE TRANSACTIONS:
            Sale of shares--Investor Class                                              3,452,665       3,607,984
            Sale of shares--Advisor Class                                                     210              --
            Reinvestment of distributions in shares--Investor Class                       788,008       1,033,932
            Redemption of shares--Investor Class                                       (7,053,415)     (4,365,136)
            Redemption of shares--Advisor Class                                              (205)             --
                                                                                     ------------    ------------
            Net increase (decrease) in shares                                          (2,812,737)        276,780
                                                                                     ------------    ------------
                                                                                     ------------    ------------

    The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS--INVESTOR SHARES

     Selected per share data and ratios for an Investor share outstanding throughout each period:

                                                          For the Year Ended October 31,
                                            -----------------------------------------------------------
                                              1998        1997        1996 (a)       1995        1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  18.37    $  20.01      $   20.91    $  23.17    $  20.38
                                            --------    --------      ---------    --------    --------
Investment Operations
  Net Investment Income                         0.23(b)     0.14(b)        0.15(b)     0.46        0.18
  Net Realized and Unrealized Gain (Loss)
     on Investments                             0.34        1.31           1.74       (0.18)       2.69
                                            --------    --------      ---------    --------    --------
Total from Investment Operations                0.57        1.45           1.89        0.28        2.87
                                            --------    --------      ---------    --------    --------
Distributions From
  Net Investment Income                        (0.29)      (0.46)         (0.47)         --       (0.08)
  Net Realized Gain on Investments             (1.55)      (2.63)         (2.32)      (2.54)         --
                                            --------    --------      ---------    --------    --------
Total Distributions                            (1.84)      (3.09)         (2.79)      (2.54)      (0.08)
                                            --------    --------      ---------    --------    --------
Net Asset Value, End of Period              $  17.10    $  18.37      $   20.01    $  20.91    $  23.17
                                            --------    --------      ---------    --------    --------
                                            --------    --------      ---------    --------    --------

Total Return (c)                               3.82%       8.33%         10.05%       2.08%      14.10%

Ratio/Supplementary Data:
Net Assets at End of Period (in
  thousands)                                $129,955    $191,219      $ 202,735    $212,330    $500,504
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver
     of fees                                   0.99%(b)    0.99%(b)       0.99%(b)    0.91%       0.90%
  Expenses excluding reimbursement/waiver
     of fees                                   1.08%(b)    1.06%(b)       1.04%(b)      N/A         N/A
  Net investment income including
     reimbursement/waiver of fees              1.14%(b)    0.67%(b)       0.86%(b)    0.99%       0.94%
Portfolio Turnover Rate (d)                      53%         36%            56%         61%         25%

------------------

(a) On November 1, 1995, the Fund converted to Core and
    Gateway(Registered) (See Note 1).
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 4).
(d) The rate after October 31, 1995 represents the turnover of the underlying Portfolio.

    The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS--ADVISOR SHARES

     Selected per share data and ratios for an Advisor share outstanding throughout the period:

                                                                                             For the
                                                                                           Period Ended
                                                                                        October 31, 1998 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                          $  16.35
                                                                                              --------
Investment Operations
  Net Investment Income (b)                                                                       0.21 (g)
  Net Realized and Unrealized Gain (Loss) on Investments                                          0.45
                                                                                              --------
Total from Investment Operations                                                                  0.66
                                                                                              --------
Net Asset Value, End of Period                                                                $  17.01
                                                                                              --------
                                                                                              --------

Total Return (c)                                                                                 4.04%

Ratio/Supplementary Data:
Net Assets at End of Period (in thousands)                                                    $     -- (e)
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver of fees (b)                                            1.24%
  Expenses excluding reimbursement/waiver of fees (b)                                               -- (f)
  Net investment income including reimbursement/waiver of fees (b)                               1.38%
Portfolio Turnover Rate (d)                                                                        53%

------------------

(a) Advisor Class shares were first issued on January 21, 1998.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Total return, which is not annualized, would have been lower had certain expenses not been reduced during the period shown (See Note 4).
(d) Rate represents the turnover of the underlying Portfolio.
(e) Net assets at end of period were less than one thousand dollars.
(f) Amount is not meaningful due to short period of operations and small asset level.
(g) Based on average share method.

    The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc. and reorganized on
   January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has ten investment portfolios. Included in this report is the Schroder International Fund (the "Fund"), a diversified portfolio that commenced operations on December 19, 1985. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1998, both Investor Shares and Advisor Shares had been issued.

   MASTER-FEEDER ARRANGEMENT

         The Fund currently seeks to achieve its investment objective by investing all its investable assets in International Equity Fund (the "Portfolio"), a separate diversified portfolio of Schroder Capital Funds ("Schroder Core") that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core also is registered as an open-end, management investment company. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included on pages 16 to 27 in this report and should be read in conjunction with the Fund's financial statements. As of October 31, 1998, the Fund owns approximately 84.3% of the interests in the Portfolio, and is deemed, for purposes of the Act, to control the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   SECURITY VALUATION

         The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio is discussed in the Notes to the Financial Statements of the Portfolio.

   INVESTMENT INCOME AND EXPENSES

         The Trust records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund incurs its own expenses.

   DISTRIBUTIONS TO SHAREHOLDERS

         Net investment income and net capital gain, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets. Expenses directly attributable to a class are allocated to that class.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

   INVESTMENT ADVISER

         The Fund currently invests all its assets in the Portfolio, which retains Schroder Capital Management International Inc. ("SCMI") to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         The Administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors") and the Subadministrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.15% of the average daily net assets of the Fund. For its services, FAdS is entitled to receive compensation at an annual rate, payable monthly, of 0.05% of the average daily net assets of the Fund.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS is paid a transfer agent fee in the amount of $12,000 per class, per year, plus certain other fees and expenses.

   SHAREHOLDER SERVICE PLAN

         The Trust has adopted a Shareholder Service Plan ("the Plan") for Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. For providing for, or arranging for, the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

   OTHER SERVICE PROVIDERS

         Forum Accounting Services, LLC ("FAcS") is the Fund's fund accountant. For its services to the Fund, FAcS is entitled to receive from the Fund a fee of $12,000 per year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

         Schroder Advisors voluntarily waived a portion of its fees and assumed certain expenses of the Fund so that its total expense, chargeable to Investor and Advisor shares, including indirect expenses borne by the Fund as a result of investing in the Portfolio, would not exceed an annual rate of 0.99% and 1.24%, respectively, of the Fund's average daily net assets attributable to Investor and Advisor shares, respectively. FAdS, FSS and FAcS may waive voluntarily all or a portion of their fees, from time to time. For the year ended October 31, 1998, Schroder Advisors waived and reimbursed fees of $97,857 and $12,480, respectively. For the year ended October 31, 1998, FSS waived fees of $19,002.

---------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

SPECIAL 1998 TAX INFORMATION

         The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1998. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1998) is as follows:


COUNTRY            DIVIDENDS     FOREIGN TAX          COUNTRY            DIVIDENDS     FOREIGN TAX
---------------    ---------     -----------          ---------------    ---------     -----------
Austria             $0.0025       $  0.0003           Malaysia            $0.0013       $  0.0002
Australia            0.0154          0.0006           Netherlands          0.0358          0.0036
Belgium              0.0066          0.0010           Portugal             0.0106          0.0020
Denmark              0.0010          0.0002           Singapore            0.0082          0.0021
France               0.0014          0.0014           Spain                0.0153          0.0024
Germany              0.0210          0.0022           Sweden               0.0118          0.0017
Indonesia            0.0004              --           Switzerland          0.0243          0.0043
Italy                0.0039          0.0007           United Kingdom       0.1298          0.0222
Japan                0.0306          0.0050           United States        0.0037          0.0013
Korea                0.0007          0.0001                               -------       ---------
                                                      Total               $0.3243       $  0.0513
                                                                          -------       ---------
                                                                          -------       ---------

         The dividend pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1998. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1999.

DISTRIBUTIONS

         During the fiscal year ended October 31, 1998, the Fund distributed $15,029,045 in long term capital gain to shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder International Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder International Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998

            STOCKS AND WARRANTS - 78.9%
 SHARES                                     VALUE US$
---------                                  ------------
            BELGIUM - 2.3%
            COMMON STOCK
    2,840   B.M.T. NV
              Materials                    $    577,827
    8,690   Electrafina SA
              Energy                          1,124,442
    9,470   Grupo Bruxelles Lambert SA
              Multi-Industry                  1,757,657
                                           ------------
                                              3,459,926
                                           ------------
            DENMARK - 1.5%
            COMMON STOCK
   34,710   International Service System
              A/S
              Services                        2,343,072
                                           ------------
            FRANCE - 12.6%
            COMMON STOCK
    7,050   Accor SA
              Services                        1,480,565
    4,610   Air Liquide
              Multi-Industry                    771,527
    3,940   Bouygues SA
              Services                          794,821
    9,070   Canal Plus
              Services                        2,200,212
   20,330   Elf Aquitaine SA
              Energy                          2,352,425
   30,034   France Telecom SA
              Services                        2,094,365
    9,970   Groupe Danone
              Consumer Non-Durables           2,635,629
   20,100   Suez Lyonnaise des Eaux
              Multi-Industry                  3,599,039
   14,869   Vivendi
              Multi-Industry                  3,395,555
            WARRANTS
   14,156   Vivendi
              Multi-Industry                     28,914
                                           ------------
                                             19,353,052
                                           ------------
            GERMANY - 4.7%
            COMMON STOCK
   34,640   Bayer AG
              Materials                       1,407,603
   23,820   Hoechst AG
              Materials                         995,257
   34,030   Mannesmann AG
              Capital Equipment               3,349,167
   25,415   VEBA AG
              Multi-Industry                  1,419,446
                                           ------------
                                              7,171,473
                                           ------------

            STOCKS AND WARRANTS - 78.9%
 SHARES                                     VALUE US$
---------                                  ------------
            ITALY - 4.0%
            COMMON STOCK
1,803,880   Banca di Roma (a)
              Finance                      $  3,149,245
   84,000   ENI SpA
              Energy                            499,938
   28,000   Italgas SpA
              Energy                            128,275
  320,175   Telecom Italia SpA
              Energy                          2,316,000
                                           ------------
                                              6,093,458
                                           ------------
            JAPAN - 14.5%
            COMMON STOCK
  106,000   Amada Metrecs Co. Ltd.
              Capital Equipment                 436,639
   61,000   Arcland Sakamoto
              Services                          376,910
   94,000   Asahi Bank Ltd.
              Finance                           314,607
   54,000   Bridgestone Corp.
              Materials                       1,188,657
   31,600   Credit Saison Co. Ltd.
              Finance                           744,397
   60,000   Dai-Dan Co. Ltd.
              Capital Equipment                 361,463
  257,000   Dai-Tokyo Fire and Marine
              Insurance Co. Ltd.
              Finance                           849,120
   92,000   Daiwa House Industry Co. Ltd.
              Capital Equipment               1,038,219
      168   East Japan Railway Co.
              Services                          996,237
   34,000   Fuji Photo Film Co.
              Capital Equipment               1,245,897
   29,000   Glory Ltd.
              Capital Equipment                 350,907
  149,000   Hanshin Electric Railway Co.
              Ltd.
              Services                          471,833
  161,000   Hitachi Ltd.
              Capital Equipment                 819,324
    8,000   Ito-Yokado Co. Ltd.
              Services                          466,847
   92,000   Japan Airport Terminal Co.
              Ltd.
              Services                          488,713
   70,000   Matsushita Electric Industrial
              Co. Ltd.
              Consumer Durables               1,027,835
   18,000   Meiko Shokai
              Capital Equipment                 270,325
   73,000   Mitsubishi Corp.
              Services                          386,530
  150,000   Mitsui & Co. Ltd.
              Multi-Industry                    800,676

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1998


 SHARES                                     VALUE US$
---------                                  ------------
            JAPAN (CONCLUDED)
   53,000   Mitsui Fudosan Co. Ltd.
              Finance                      $    352,040
   22,000   Murata Manufacturing Co. Ltd.
              Capital Equipment                 741,977
   26,000   Nagaileben Co. Ltd.
              Consumer Durables                 450,713
   43,000   Nomura Securities Co. Ltd.
              Finance                           324,733
       13   NTT Mobile Communication
              Network, Inc.
              Services                          469,679
  159,000   Oji Paper Co. Ltd.
              Materials                         648,136
   56,000   Omron Corp.
              Services                          547,858
   85,000   Showa Shell Sekiyu
              Energy                            544,897
    7,000   SMC Corp.
              Capital Equipment                 528,034
   13,000   Sony Corp.
              Capital Equipment                 825,563
   41,000   Takeda Chemical Industries
              Consumer Durables               1,333,516
   10,200   Toho Co. Ltd.
              Services                        1,277,117
   42,000   Tokio Marine & Fire Insurance
              Co. Ltd.
              Finance                           477,574
   79,000   Toppan Printing Co. Ltd.
              Services                          810,159
   17,000   Toyota Motor Corp.
              Capital Equipment                 408,491
                                           ------------
                                             22,375,623
                                           ------------
            KOREA, REPUBLIC OF - 1.0%
            COMMON STOCK
   42,000   Daewoo Heavy Industries
              Capital Equipment                 157,883
   32,000   Korea Electric Power Corp.
              Energy                            569,930
   52,000   LG Electronics
              Capital Equipment                 461,098
        9   SK Telecom Co. Ltd.
              Services                            6,360
    9,859   Samsung Electronics Co.
              Capital Equipment                 403,488
                                           ------------
                                              1,598,759
                                           ------------
            NETHERLANDS - 6.9%
            COMMON STOCK
   74,900   Elsevier NV
              Services                        1,054,704
   60,995   Heineken NV
              Consumer Non-Durables           3,249,464


 SHARES                                     VALUE US$
---------                                  ------------
            NETHERLANDS (CONCLUDED)
   70,718   Koninklijke Ahold NV
              Consumer Non-Durables        $  2,351,335
   33,503   Oce NV
              Capital Equipment               1,087,049
   13,990   Philips Electronics NV
              Capital Equipment                 744,555
   81,000   TNT Post Group NV
              Services                        2,168,442
                                           ------------
                                             10,655,549
                                           ------------
            PORTUGAL - 0.4%
            COMMON STOCK
   33,925   Semapa--Sociedade de
              Investimento e Gestao SGPS
              SA
              Materials                         662,473
                                           ------------
            SINGAPORE - 1.0%
            COMMON STOCK
  157,000   City Developments Ltd.
              Finance                           568,910
   93,975   Development Bank of Singapore
              Ltd.
              Finance                           588,715
   45,896   Singapore Press Holdings Ltd.
              Services                          397,449
                                           ------------
                                              1,555,074
                                           ------------
            SPAIN - 3.2%
            COMMON STOCK
   30,840   Centros Comerciales Pryca SA
              Services                          682,950
  166,466   Endesa SA
              Energy                          4,187,726
                                           ------------
                                              4,870,676
                                           ------------
            SWEDEN - 1.0%
            COMMON STOCK
   23,350   Atlas Copco AB
              Capital Equipment                 542,162
   46,365   Telefonaktiebolaget LM
              Ericsson "B" Shares
              Services                        1,043,923
                                           ------------
                                              1,586,085
                                           ------------
            SWITZERLAND - 8.1%
            COMMON STOCK
      620   Nestle SA
              Consumer Non-Durables           1,318,662
    3,553   Novartis
              Consumer Durables               6,402,275
      215   Roche Holding AG
              Consumer Non-Durables           2,508,677
    8,390   UBS AG
              Finance                         2,301,813
                                           ------------
                                             12,531,427
                                           ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1998


 SHARES                                     VALUE US$
---------                                  ------------
            UNITED KINGDOM - 17.7%
            COMMON STOCK
  189,530   Airtours plc
              Services                     $  1,063,349
   96,150   Allied Domecq plc
              Consumer Non-Durables             885,656
  187,060   ASDA Group plc
              Services                          504,382
   24,180   Barclays plc
              Finance                           521,180
  160,229   Blue Circle Industries plc
              Materials                         874,806
  118,320   British Airways plc
              Services                          860,005
   51,010   British American Tobacco plc
              Services                          460,892
   91,270   British Energy plc
              Energy                            892,676
  119,720   British Land Co. plc
              Finance                           962,412
  187,350   British Sky Broadcasting Group
              plc
              Services                        1,528,043
  222,140   Cable & Wireless plc
              Services                        2,492,610
   47,368   COLT Telecom Group plc (a)
              Services                          618,775
   53,520   De La Rue plc
              Services                          155,290
  141,260   Electrocomponents plc
              Consumer Durables                 932,112
  113,640   EMI Group plc
              Consumer Non-Durables             674,208
   88,093   Enterprise Oil plc
              Energy                            601,942
   80,290   Great Universal Stores plc
              Services                          863,275
   46,330   Johnson Matthey plc
              Capital Equipment                 261,484
  297,710   LASMO plc
              Energy                            847,608
   53,796   Lloyds TSB Group plc
              Finance                           664,454
  259,740   LucasVarity plc
              Capital Equipment                 887,405
  101,150   Marks & Spencer plc
              Services                          749,604


 SHARES                                     VALUE US$
---------                                  ------------
            UNITED KINGDOM (CONCLUDED)
  288,310   MFI Furniture Group plc
              Services                     $    178,655
  553,190   Pilkington plc
              Materials                         620,729
   55,370   Reuters Group plc
              Finance                           570,299
  319,960   Rolls-Royce plc
              Capital Equipment               1,181,564
  351,620   David S. Smith Holdings plc
              Services                          736,099
  194,505   Tesco plc
              Services                          548,888
   84,120   Tibbett and Britten Group plc
              Services                          426,165
   61,561   United News & Media plc
              Services                          681,491
   34,520   United Utilities plc
              Services                          505,283
  147,854   Vodafone Group plc
              Services                        1,980,961
   93,683   Williams plc
              Multi-Industry                    584,833
   23,170   Zeneca Group plc
              Consumer Durables                 890,169
                                           ------------
                                             27,207,304
                                           ------------
            Total Stocks and Warrants
              (cost $107,107,374)           121,463,951

            CERTIFICATES OF DEPOSIT - 8.4%
3,000,000   Barclays plc, 5.18%, 11/16/98     3,000,000
3,000,000   Halifax plc, 5.25%, 11/16/98      3,000,000
4,000,000   Nationwide BS, 5.11%, 11/23/98    4,000,000
3,000,000   RBS, 5.23%, 11/16/98              3,000,000
                                           ------------
            Total Certificates of Deposit
              (cost $13,000,000)             13,000,000
                                           ------------
            Total Investments - 87.3%
              (cost $120,107,374)           134,463,951
            Other Assets Less
              Liabilities - 12.7%            19,553,411
                                           ------------
            Total Net Assets - 100.0%      $154,017,362
                                           ------------
                                           ------------

------------------
(a) Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF OCTOBER 31, 1998

--------------------------------------------------------------------------------

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                            UNDERLYING FACE              UNREALIZED
CONTRACT DATE              CURRENCY           UNITS         AMOUNT OF VALUE      APPRECIATION/(DEPRECIATION)
--------------          --------------    -------------     ----------------     ---------------------------
   12/17/98             British Pound         5,827,000       $  9,740,995               $    31,384
   12/18/98             Japanese Yen      1,300,000,000         11,273,600                (1,535,043)
                                                              ------------               -----------
                                                              $ 21,014,595               $(1,503,659)
                                                              ------------               -----------
                                                              ------------               -----------


                              OFFSETTING CONTRACTS

                                                                            UNDERLYING FACE
                                                                               AMOUNT OF
CONTRACT DATE                             CURRENCY             UNITS             VALUE
--------------                     ----------------------    ---------     ----------------
   11/20/98                        Australian Dollar-sell    2,492,000       $  1,500,059
   11/20/98                        Australian Dollar-buy     2,492,000         (1,479,400)
                                                                             ------------
  Net receivable (see Note 2)                                                $     20,659
                                                                             ------------
                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
         Investments (Note 2):
            Investments at cost                                              $120,107,374
            Net unrealized appreciation                                        14,356,577
                                                                             ------------
               Total Investments at value                                     134,463,951

         Cash                                                                  23,587,449
         Net receivable for forward foreign currency contracts                     20,659
         Receivable for dividends and interest                                    280,062
         Receivable for tax reclaims                                              247,860
         Receivable for shares sold                                               112,155
         Organization costs, net of amortization (Note 2)                           4,947
                                                                             ------------

                              Total Assets                                    158,717,083
                                                                             ------------
LIABILITIES:
         Payable for forward foreign currency contracts                         1,503,659
         Payable for investments purchased                                      3,047,447
         Payable to investment adviser (Note 3)                                    54,654
         Payable to administrator (Note 3)                                          9,438
         Payable to subadministrator (Note 3)                                       9,438
         Accrued expenses and other liabilities                                    75,085
                                                                             ------------

                              Total Liabilities                                 4,699,721
                                                                             ------------

                              Net Assets                                     $154,017,362
                                                                             ------------
                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                          For the Year
                                                                                             Ended
                                                                                        October 31, 1998
                                                                                        ----------------
INVESTMENT INCOME:
       Dividend income (net of foreign withholding taxes of $456,485)                     $  2,840,917
       Interest income                                                                       1,277,699
                                                                                          ------------
                              Total Investment Income                                        4,118,616
                                                                                          ------------
EXPENSES:
       Investment advisory (Note 3)                                                            868,163
       Administration (Note 3)                                                                 144,694
       Subadministration (Note 3)                                                              144,694
       Interest holder recordkeeping (Note 3)                                                   12,226
       Custody                                                                                 130,519
       Accounting (Note 3)                                                                      72,000
       Legal                                                                                    33,836
       Audit                                                                                    33,086
       Amortization of organization costs (Note 2)                                               2,473
       Trustees                                                                                 10,231
       Pricing                                                                                  20,532
       Miscellaneous                                                                            17,979
                                                                                          ------------
                              Total Expenses                                                 1,490,433
       Fees waived (Note 6)                                                                    (43,861)
                                                                                          ------------
                              Net Expenses                                                   1,446,572
                                                                                          ------------
NET INVESTMENT INCOME                                                                        2,672,044
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain on investments                                                     21,343,584
       Net realized gain on foreign currency transactions                                      865,264
                                                                                          ------------
                              Net realized gain on investments and foreign currency
                                 transactions                                               22,208,848
                                                                                          ------------
       Net change in unrealized appreciation (depreciation) on investments                 (13,000,680)
       Net change in unrealized appreciation (depreciation) on foreign currency
        transactions                                                                        (1,479,930)
                                                                                          ------------
                              Net change in unrealized appreciation (depreciation) on
                                 investments and foreign currency transactions             (14,480,610)
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS            7,728,238
                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 10,400,282
                                                                                          ------------
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 For the Year Ended October 31,
                                                                               ----------------------------------
                                                                                    1998              1997
                                                                               --------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                                $  211,683,857      $202,743,299
                                                                               --------------      ------------
OPERATIONS:
         Net investment income                                                      2,672,044         1,793,152
         Net realized gain on investments and foreign currency transactions        22,208,848        17,268,916
         Net change in unrealized appreciation (depreciation) on investments
           and foreign currency transactions                                      (14,480,610)       (3,584,475)
                                                                               --------------      ------------
         Net increase in net assets resulting from operations                      10,400,282        15,477,593
                                                                               --------------      ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
         Contributions                                                             43,502,940        70,336,827
         Withdrawals                                                             (111,569,717)      (76,873,862)
                                                                               --------------      ------------
         Net increase (decrease) in net assets from transactions in
           investors' beneficial interest                                         (68,066,777)       (6,537,035)
                                                                               --------------      ------------
         Net increase (decrease) in net assets                                    (57,666,495)        8,940,558
                                                                               --------------      ------------
NET ASSETS, END OF PERIOD                                                      $  154,017,362      $211,683,857
                                                                               --------------      ------------
                                                                               --------------      ------------

    The accompanying notes are an integral part of the financial statements.

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                                       22

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International Equity Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Portfolio performance for the following periods:

                                                                               For the Year Ended October 31,
                                                                              -------------------------------
                                                                                1998       1997       1996
-------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses including waiver of fees                                             0.75%      0.75%      0.75%
  Expenses excluding waiver of fees                                             0.77%      0.77%      0.77%
  Net investment income including waiver of fees                                1.39%      0.90%      1.10%
Portfolio Turnover Rate                                                           53%        36%        56%

    The accompanying notes are an integral part of the financial statements.

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                                       23
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International Equity Fund
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NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940, currently has eight investment portfolios. Included in this report is the International Equity Fund (the "Portfolio"), a diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent significant accounting policies of the
   Portfolio:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask ("mid-market price"), or, if none, the last sale prices on the preceding trading day. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, generally are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Prices used for valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. As of October 31, 1998, the Portfolio did not hold a position in fair valued securities.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are

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                                       24
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International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

   recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

   REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

   EXPENSE ALLOCATION

         Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's average net assets.

   ORGANIZATION COSTS

         Costs incurred by the Portfolio in connection with its organization are amortized on a straight line basis over a five-year period.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Portfolio. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 0.45% of the average daily net assets of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         The Administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors") and the Subadministrator of the Portfolio is Forum Administrative Services, LLC ("FAdS"). Pursuant to their agreements, Schroder Advisors and FAdS provide certain management and administrative services to the Portfolio. For their services, Schroder Advisors and FAdS are each entitled to receive an annual fee, payable monthly, of 0.075% of the Portfolio's average daily net assets, subject to an annual minimum of $25,000 payable to FAdS for subadministration services.

   OTHER SERVICE PROVIDERS

         Forum Accounting Services, LLC ("FAcS") performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions. FAcS also provides interest holder recordkeeping services to the Portfolio, and is entitled to compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year, plus certain other fees and expenses.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the year ended October 31, 1998, aggregated $82,527,406 and $143,914,661, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)

         For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1998, was $120,299,162, and the net unrealized appreciation of investment securities was $14,164,789. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $29,011,297, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $14,846,508.

NOTE 5. FEDERAL TAXES

         The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio (except for gain and loss on certain contributed securities, which for tax purposes have been allocated to the partner who contributed such securities) regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6. WAIVER OF FEES

         SCMI voluntarily waived a portion of its advisory fees so that the Portfolio's total expenses would not exceed 0.75% of the Portfolio's average daily net assets. Schroder Advisors, FAdS and FAcS may waive voluntarily all or a portion of their fees from time to time. For the year ended October 31, 1998, SCMI waived fees of $43,861.

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                                       26

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International Equity Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of International Equity
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Fund (a separate portfolio of Schroder Capital Funds) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 1998

--------------------------------------------------------------------------------

TRUSTEES

David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
Mark J. Smith

INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

CUSTODIAN

The Chase Manhattan Bank
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER AND DIVIDEND
DISBURSING AGENT

Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report is for the information of the shareholders of the Schroder International Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.


[SCHRODERS LOGO]


       Schroder
       International
       Fund


       ANNUAL REPORT
       October 31, 1998


      Schroder Capital Funds (Delaware)